SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 20, 2001



                                  Datakey, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         000-11447                                         41-1291472
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            407 West Travelers Trail
                           Burnsville, Minnesota 55337
               (Address of Principal Executive Offices) (Zip Code)


                                  952-890-6850
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

Private Placement

         On February 20, 2001, the Company completed a $4,800,000 financing with accredited investors. In connection with the financing, the Company issued 1,600,000 shares of Common Stock (the "Common Stock") and five-year warrants to purchase an aggregate of 1,600,000 shares of the Company's Common Stock with an exercise price of $3.02 per share (the "Warrants"). As part of the financing, the parties also entered into a Registration Rights Agreement, pursuant to which the Company agreed to file a registration statement on Form S-1 or Form S-3 by March 22, 2001 covering the resale of shares of the Company's Common Stock issued on February 20, 2001 and issuable upon exercise of the Warrants. The Company also paid a placement agent $240,000 in commissions, including $50,000 previously paid as a retainer, and issued to such agent a warrant to purchase 80,268 shares of Company Common Stock at an exercise price of $3.44 per share.

Strategic Focus on ISS/ Divestiture of EP

         On February 22, 2001, the Company announced that it will strategically focus its business on market opportunities for smart card systems that enable information and transaction security for e-commerce, its Information Security Solutions business. As a result of this strategic decision, the Company plans to divest its Electronic Products (EP) business. EP supplies portable memory devices packaged in key and other token-shaped plastic for a variety of OEM customer's applications. The Company is therefore reporting EP as a discontinued operation for the fiscal year ended December 31, 2000, and has recorded a $1,300,000 charge to its fiscal 2000 financial statements. The Company also eliminated 11 positions in its EP business unit, including the Vice President and General Manager. See Press Release No. 1 dated February 22, 2001 included as
Exhibit 99.1 under Item 7(c) hereof for further information.

Fourth Quarter and Year 2000 Results

         Also on February 22, 2001, the Company reported results for the fourth quarter and year ended December 31, 2000. The results reflect the EP business unit as a discontinued operation and the prior year results have been restated for comparative purposes. For such results, see Press Release No. 2 dated February 22, 2001, included as Exhibit 99.2 under Item 7(c) hereof.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:
                  99.1 Press Release No. 1 dated February 22, 2001 (Concentration on ISS; Divestiture of EP)

                  99.2 Press Release No. 2 dated February 22, 2001 (Fourth Quarter and Year 2000 Results)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 6, 2001

                                DATAKEY, INC.



                                By   /s/ Alan G. Shuler
                                     Alan G. Shuler
                                     Vice President and Chief Financial Officer